CONVERTIBLE  DEBENTURE PURCHASE  AGREEMENT,  dated as of August 28, 1998
(this  "Agreement"),   between  InnovaCom,   Inc.,  a  Nevada  corporation  (the
"Company"), and JNC Strategic Fund Ltd., a Cayman Islands company (the "Purchaser").

        WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell to the Purchaser and the Purchaser desires to purchase an aggregate principal amount of up to $1,500,000 of the Company's 7% Convertible Debentures, due August 28, 2003 (the "Debentures"), which are convertible into shares of the Company's common stock, par value $.001 per share (the "Common Stock").

        IN CONSIDERATION of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agree as follows:


                                           ARTICLE I
                           PURCHASE AND SALE OF DEBENTURES; CLOSINGS

        1.1    The Closings.

               (a) Initial Closing. (i) Upon the execution of this Agreement or at such later time or date as the parties shall agree, the Company shall issue and sell to the Purchaser and the Purchaser shall purchase $500,000 principal amount of Debentures (the "Initial Debentures") for an aggregate purchase price of $500,000. The closing of the purchase and sale of the Initial Debentures (the "Initial Closing") shall take place at the offices of Robinson Silverman Pearce Aronsohn & Berman LLP ("Robinson Silverman"), 1290 Avenue of the Americas, New York, New York 10104. The date of the Initial Closing is hereinafter referred to as the "Initial Closing Date."

                      (ii) At the Initial Closing the parties shall deliver or shall cause to be delivered the following: (A) the Company shall deliver (1) the Initial Debentures, registered in the name of the Purchaser, (2) a Common Stock purchase warrant in the form of Exhibit C (the "Purchaser Warrant"), registered in the name of the Purchaser, entitling the holder thereof to acquire from time to time on the terms set forth therein, up to 75,000 shares of Common Stock for an exercise price (subject to adjustment as set forth therein) of $.50 per share, (3) against exchange of the Opportunity Warrants (as defined below), a Common Stock purchase warrant in the form of Exhibit C, registered in the name of JNC Opportunity Fund Ltd. ("Opportunity") (such warrant, together with the Purchaser Warrant, the "Warrants"), entitling the holder thereof to acquire from time to time on the terms set forth therein, up to 500,000 shares of Common Stock for an exercise price (subject to adjustment as set forth therein) of $.50 per share, (4) an executed Amendment (as defined in Section 3.15), and (5) all other executed instruments,

                                  Convertible Debenture Purchase Agreement


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agreements  and  certificates  as are required to be delivered by the Company at the Initial Closing, including without limitation, an executed Registration Rights Agreement, dated as of the Initial Closing Date, between the Purchaser and the Company in the form of Exhibit B (the "Registration Rights Agreement"), and the Irrevocable Transfer Agent Instructions, in the form of Exhibit D, delivered to and acknowledged by the Company's transfer agent (the "Transfer Agent Instructions"); (B) the Purchaser shall deliver (1) $500,000 by wire transfer of immediately available funds to an account designated in writing by the Company for such purpose prior to the Initial Closing, (2) all other executed instruments, agreements and certificates as are required to be delivered by the Purchaser at the Initial Closing, including without limitation, an executed Registration Rights Agreement and executed Amendment.

               (b) Subsequent Closings. (i) Subject to the terms and conditions set forth in this Agreement, the Company shall have the right, exercisable on two occasions upon, in each instance, ten (10) days written notice to the Purchaser (each, a "Subsequent Closing Notice"), to require the Purchaser to purchase Debentures in such aggregate principal amount up to $500,000 as the Company may designate in such Subsequent Closing Notice. The Company may deliver the first Subsequent Closing Notice no earlier than the expiration of the tenth
(10th) day after the Initial Closing Date and no later than September 15, 1998. The Company may deliver a second Subsequent Closing Notice no earlier than the later of (x) the tenth (10th) day following the first Subsequent Closing (as defined below) and (y) September 25, 1998, and no later than October 5, 1998. Subject to the terms and conditions set forth herein, the closing of the purchase of Debentures following a Subsequent Closing Notice (each, a "Subsequent Closing") shall occur at the offices of Robinson Silverman no later than the tenth (10th) day following receipt by the Purchaser of a Subsequent Closing Notice. The date of each Subsequent Closing is referred to herein as a "Subsequent Closing Date." Notwithstanding the foregoing, the time periods set forth in this Section 1.1(b) may be modified upon the mutual consent of the parties.

                      (ii) At each Subsequent Closing the parties shall deliver or shall cause to be delivered the following: (A) the Company shall deliver (1) Debentures, registered in the name of the Purchaser, with an aggregate principal amount of up to the lesser of (x) the principal amount indicated in the Subsequent Closing Notice for such Subsequent Closing and (y) $500,000, and (2) all other executed instruments, agreements and certificates as are required to be delivered by the Company at such Subsequent Closing, including without limitation, executed and acknowledged Transfer Agent Instructions; and (B) the Purchaser shall deliver
(1) the amount,  in U.S.  dollars,  equal to the amount  contemplated  in clause
(A)(1) above by wire transfer of immediate funds to an account designated by the Company for such purpose prior to such Subsequent Closing and (2) all executed instruments, agreements and certificates as are required to be delivered by the Purchaser at such Subsequent Closing.

               1.2 Form of Debentures. The Debentures shall be in the form of Exhibit A.

               For purposes of this Agreement, "Conversion Price," "Original Issue Date," "Conversion Date" "Trading Day" and "Per Share Market Value" shall have the meanings set

                                      Convertible Debenture Purchase Agreement
forth in the Debentures; "Market Price" as at any date shall mean the average Per Share Market Value for the five (5) Trading Days immediately preceding such date. "Business Day" shall mean any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close. "Opportunity Warrants" means the Common Stock purchase warrants, Warrant Nos. 001 and 002, each registered in the name of Opportunity, entitling the holder thereof to acquire up to an aggregate of 500,000 shares of Common Stock.


                                          ARTICLE II
                                REPRESENTATIONS AND WARRANTIES

        2.1 Representations, Warranties and Agreements of the Company. The Company hereby makes the following representations and warranties to the
Purchaser:

               (a) Organization and Qualification. The Company is a corporation, duly incorporated, validly existing and in good standing under the laws of the Nevada, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company has no subsidiaries other than as set forth in Schedule 2.1(a) attached hereto (collectively, the "Subsidiaries"). Each of the Subsidiaries is a corporation, duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the full power and authority to own and use its properties and assets and to carry on its business as currently conducted. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, (x) adversely affect the legality, validity or enforceability of this Agreement, the Debentures, the Warrants, the Security Agreement or the Registration Rights Agreement (collectively, the "Transaction Documents"), (y) have a material adverse effect on the results of operations, assets, prospects, or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (z) adversely impair the Company's ability to perform fully on a timely basis its obligations under any Transaction Document (any of the foregoing, a "Material Adverse Effect").

               (b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company. Each of the Transaction Documents has been duly executed by the Company and when delivered in accordance with the terms thereof shall constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization,

                                       Convertible Debenture Purchase Agreement
moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective articles of incorporation, by-laws or other charter documents.

               (c) Capitalization. The authorized, issued and outstanding capital stock of the Company is set forth in Schedule 2.1(c). No shares of Common Stock are entitled to preemptive or similar rights, nor is any holder of the Common Stock entitled to preemptive or similar rights arising out of any agreement or understanding with the Company by virtue of any of the Transaction Documents. Except as disclosed in Schedule 2.1(c), there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or, except as a result of the purchase and sale of the Debentures and Warrants hereunder, securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire any shares of Common Stock, or contracts, commitments, understandings, or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. To the knowledge of the Company, except as specifically disclosed in the SEC Documents (as defined below) or Schedule 2.1(c), no Person (as defined below) beneficially owns (as determined pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) or has the right to acquire by agreement with or by obligation binding upon the Company, beneficial ownership of in excess of 5% of the Common Stock. There are no agreements or arrangements under which the Company or any Subsidiary is obligated to register the sale or resale of any of their securities under the Securities Act (other than as contemplated in the Registration Rights Agreement). A "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

               (d) Issuance of Debentures and Warrants. The Debentures and the Warrants are duly authorized, and, when issued in accordance with the terms hereof, shall be validly issued, fully paid and nonassessable, free and clear of all liens, encumbrances and rights of first refusals of any kind (collectively, "Liens"). Subject to the compliance by the Company to amend its articles of incorporation to increase the number of authorized and available shares of Common Stock pursuant to Section 3.5(a) hereof, the Company has and at all times while the Debentures and the Warrants are outstanding will maintain an adequate reserve of duly authorized shares of Common Stock to enable it to perform its conversion, exercise and other obligations under this Agreement, the Warrants and the Debentures and in no circumstances shall such reserved and available shares of Common Stock be less than the sum of (i) two times the number of shares of Common Stock as would be issuable upon conversion in full of the Debentures, assuming such conversion were effected on the Original Issue Date or the Filing Date (as defined in the Registration Rights Agreement), whichever yields a lower Conversion Price, (ii) the number of shares of Common Stock as are issuable as payment of interest on the Debentures, and (iii) the number of shares of Common Stock as are issuable upon exercise in full of the Warrants. The

                                    Convertible Debenture Purchase Agreement
shares of Common Stock issuable upon conversion of the Debentures, as payment of interest in respect thereof and upon exercise of the Warrants are sometimes referred to herein as the "Underlying Shares," and the Debentures, Warrants and Underlying Shares are, collectively, the "Securities." Subject to the compliance by the Company to amend its articles of incorporation to increase the number of authorized and available shares of Common Stock pursuant to Section 3.5(a) hereof, when issued in accordance with the terms of the Debentures and the Warrants, the Underlying Shares will be duly authorized, validly issued, fully paid and nonassessable, free and clear of all Liens,

               (e) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) subject to the compliance by the Company to amend its articles of incorporation to increase the number of authorized and available shares of Common Stock pursuant to Section 3.5(a) hereof, conflict with or violate any provision of the Company's articles of incorporation, bylaws or other charter documents (each as amended through the date hereof) or (ii) subject to obtaining the Required Approvals, conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument (evidencing a Company debt or otherwise) to which the Company is a party or by which any property or asset of the Company is bound or affected, or
(iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected, except in the case of each of clauses (ii) and (iii), as could not, individually or in the aggregate, have or result in a Material Adverse Effect. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental authority, except for violations which, individually or in the aggregate, do not have a Material Adverse Effect.

               (f) Consents and Approvals.  Except as specifically  set forth in
Schedule 2.1(f), neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents other than
(i) the filing of a registration statement covering the resale of the Underlying Shares by the Purchaser (the "Underlying Securities Registration Statement") with the Securities and Exchange Commission (the "Commission"), which shall be filed in the time period set forth in the Registration Rights Agreement, (ii) the application for the listing of the Underlying Shares on or with any national securities exchange, market or quotation system on which the Common Stock is hereafter listed for trading, (iii) blue sky securities filings as contemplated by the Registration Rights Agreement, (iv) the filing of a Form D with the Commission, (v) the filings necessary to satisfy the Company's obligations under
Section 3.5(a), and (vi) other than, in all other cases, where the failure to obtain such consent, waiver, authorization or order, or to give or make such notice or filing, could not have or result in, individually or in the aggregate, a Material Adverse Effect

                                    Convertible Debenture Purchase Agreement

(together with the consents, waivers, authorizations, orders, notices and filings referred to in Schedule 2.1(f), the "Required Approvals").

               (g) Litigation; Proceedings. Except as specified in Schedule 2.1(g) or as specifically disclosed in the Disclosure Materials (as hereinafter defined), there is no action, suit, notice of violation, proceeding or investigation pending or, to the best knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries or any of their respective properties before or by any court, governmental or administrative agency or regulatory authority (Federal, state, county, local or foreign) which
(i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, individually or in the aggregate, have or result in a Material Adverse Effect.

               (h) No Default or Violation. Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred which has not been waived which, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound, (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is in violation of any statute, rule or regulation of any governmental authority, except as could not individually or in the aggregate, have or result in, individually or in the aggregate, a Material Adverse Effect.

               (i) Private Offering. Assuming the accuracy of the representations and warranties of the Purchaser set forth in Section 2.2(b)-(f), the issuance and sale of the Securities to the Purchaser as contemplated hereby are exempt from the registration requirements of the Securities Act. Neither the Company nor any Person acting on its behalf has taken or will take any action which might subject the offering, issuance or sale of the Securities to the registration requirements of the Securities Act.

               (j) SEC Documents. Other than the Form 10-QSB for the quarter ended March 31, 1998, since December 12, 1997 the Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof (the foregoing materials being collectively referred to herein as the "SEC Documents" and, together with the Schedules to this Agreement furnished by or on behalf of the Company, the "Disclosure Materials") on a timely basis, or has received a valid extension of such time of filing and has filed any such SEC Documents prior to the expiration of any such extension. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. All material agreements to which the Company is a party or by which the property or assets of the Company is subject have been filed as exhibits to the SEC Documents as required;

                                   Convertible Debenture Purchase Agreement
the Company is not in breach of any such agreement where such breach may have or result in a Material Adverse Effect. The financial statements of the Company included in the SEC Documents comply in all material respects with applicable accounting requirements and the published rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles as in effect at the time of filing applied on a consistent basis during the periods involved, except as may be otherwise indicated in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal year-end audit adjustments. Since the date of the financial statements included in the Company's Registration Statement on Form SB-2 (SEC File No. 333-45875) (the "Registration Statement"), there has been no event, occurrence or development that has had a Material Adverse Effect which has not been specifically disclosed in writing to the Purchaser by the Company. The Company last filed audited financial statements with the Commission in the Registration Statement, and has not received any comments from the Commission in respect thereof.

               (k) Investment Company. The Company is not, and is not an Affiliate of an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

               (l) Certain Fees. Except for warrants to be issued to Cardinal Capital Management, Inc. and Elizabeth Hagopian, no fees or commissions will be payable by the Company to any broker, financial advisor, finder, investment banker, or bank with respect to the transactions contemplated hereby. The Purchaser shall have no obligation with respect to such fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated hereby. The Company shall indemnify and hold harmless the Purchaser, its respective employees, officers, directors, agents, and partners, and their respective Affiliates (as such term is defined under Rule 405 promulgated under the Securities Act), from and against all claims, losses, damages, costs (including the costs of preparation and attorney's fees) and expenses suffered in respect of any such claimed or existing fees.

               (m) Solicitation Materials. The Company has not (i) distributed any offering materials in connection with the offering and sale of the Securities other than the Disclosure Materials and any amendments and supplements thereto or (ii) solicited any offer to buy or sell the Securities by means of any form of general solicitation or advertising.

               (n) Exclusivity. The Company shall not issue and sell Debentures to any Person other than the Purchaser.

               (o) Listing and Maintenance Requirements Compliance. The Company has not in the two years preceding the date hereof received written notice from any stock exchange, market or trading facility on which the Common Stock is or has been listed or quoted to the effect

                          Convertible Debenture Purchase Agreement
that the Company is not in compliance with the listing, maintenance or other requirements of such exchange, market, trading or quotation facility. The Company has no reason to believe that it does not now or will not in the future meet any such requirements.

               (p) Patents  and  Trademarks.  The Company  has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and rights which are necessary for use in connection with its business and which the failure to so have would have a Material Adverse Effect (collectively, the "Intellectual Property
Rights"). To the best knowledge of the Company, there is no existing infringement of any of the Intellectual Property Rights.

               (r) Disclosure. All information relating to or concerning the Company set forth in the Transaction Documents or provided to the Purchaser or its representatives and counsel in connection with the transactions contemplated hereby is true and correct in all material respects and does not fail to state any material fact necessary in order to make the statements herein or therein, in light of the circumstances under which they were made, not misleading. The Company notified the Purchaser on August 25, 1998 that it has been notified by the Commission of the existence of a private investigation by the Commission into certain activities by the Company, the Company's management and certain of the Company's registered representatives (such investigation is the subject of the second item of Schedule 2.1 (g)).

The Company confirms that it has not provided to the Purchaser or any of its agents or counsel any information that constitutes or might constitute material nonpublic information. The Company understands and confirms that the Purchaser shall be relying on the foregoing representation in effecting transactions in securities of the Company.

        2.2 Representations and Warranties of the Purchaser. The Purchaser hereby makes the following representations and warranties to the Company.

               (a)   Organization;   Authority.   The  Purchaser  is  an  entity
organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and to carry out its obligations thereunder. The acquisition of the Securities to be acquired hereunder by the Purchaser has been duly authorized by all necessary action on the part of the Purchaser. Each of this Agreement and the Registration Rights Agreement has been duly executed and delivered by the Purchaser and constitutes the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity.

               (b) Investment Intent. The Purchaser is acquiring the Securities to be acquired hereunder by the Purchaser for its own account for investment purposes only and not with a view

                                     Convertible Debenture Purchase Agreement
to or for distributing or reselling such Securities or any part thereof or interest therein, without prejudice, however, to the Purchaser's right, subject to the provisions of this Agreement and the Registration Rights Agreement, at all times to sell or otherwise dispose of all or any part of such Securities pursuant to an effective registration statement under the Securities Act and in compliance with applicable state securities laws or under an exemption from such registration.

               (c) Purchaser Status. At the time the Purchaser was offered the Securities, it was, at the date hereof, it is, and at the Closing Date, it will be, an "accredited investor" as defined in Rule 501(a) under the Securities Act.

               (d) Experience of Purchaser. The Purchaser either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.

               (e)  Ability  of  Purchaser  to  Bear  Risk  of  Investment.  The
Purchaser acknowledges that the Securities are speculative investments and involve a high degree of risk and the Purchaser is able to bear the economic risk of an investment in the Securities and, at the pre sent time, is able to afford a complete loss of such investment.

               (f) Access to Information. The Purchaser acknowledges receipt of the Disclosure Materials and further acknowledges that it has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities, and the merits and risks of investing in the Securities, (ii) access to information about the Company and the Company's financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment, and
(iii) the opportunity to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment and to verify the accuracy and completeness of the information contained in the Disclosure Materials. Neither such inquiries nor any other investigation conducted by or on behalf of the Purchaser or its representatives or counsel shall modify, amend or affect the Purchaser's right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company's representations and warranties contained in the Transaction Documents.

               (g) Reliance. The Purchaser understands and acknowledges that (i) the Securities to be acquired by it hereunder are being offered and sold to it without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption, depends in part on, and the Company will rely upon the accuracy and truthfulness of, the foregoing representations and such Purchaser hereby consents to such reliance.


                                   Convertible Debenture Purchase Agreement

               The Company acknowledges and agrees that the Purchaser makes no representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 2.2.


                                          ARTICLE III
                                OTHER AGREEMENTS OF THE PARTIES

        3.1 Transfer Restrictions. (a) Securities may only be disposed of pursuant to an effective registration statement under the Securities Act, to the Company or pursuant to an available exemption from or in a transaction not subject to the registration requirements thereof. In connection with any transfer of any Securities other than pursuant to an effective registration statement or to the Company, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act. Notwithstanding the foregoing, the Company hereby consents to and agrees to register any transfer by the Purchaser to an Affiliate of the Purchaser or to a fund under common investment management with the Purchaser, or any transfers among any such Affiliates or funds provided that the transferee certifies to the Company that it is an "accredited investor" as defined in Rule 501(a) under the Securities Act. The Purchaser or Affiliate or other transferee shall have the rights of the Purchaser under this Agreement and the Registration Rights Agreement.

               (b) The Purchaser agrees to the imprinting, so long as is required by this Section 3.1(b), of the following legend on the Securities:

               NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [CONVERTIBLE] [EXERCISABLE] HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

        Underlying Shares shall not contain the legend set forth above (or any other legend) if the conversion of Debentures, exercise of the Warrants or other issuances of Underlying Shares as contemplated hereby, as the case may be, occurs at any time while an Underlying Securities Registration Statement is effective under the Securities Act or, in the event there is not an effective Underlying Securities Registration Statement at such time, if in the opinion of counsel to the

                                       Convertible Debenture Purchase Agreement

Company such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). In the event the legend referenced above is required pursuant to this Section 3.1(b) at the time of the initial issuance of Underlying Shares, the Company agrees that it will provide the Purchaser, upon request, with a certificate or certificates representing Underlying Shares, free from such legend at such time as such legend is no longer required hereunder. The Company may not make any notation on its records or give instructions to any transfer agent of the Company which enlarge the restrictions of transfer set forth in this Section 3.1(b).

        3.2 Acknowledgment of Dilution. The Company acknowledges that the issuance of Underlying Shares upon (i) conversion of the Debentures and as payment of interest thereon and (ii) exercise of the Warrants may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligation to issue Underlying Shares in accordance with the Debentures and the Warrants is unconditional and absolute regardless of the effect of any such dilution.

        3.3 Furnishing of Information. As long as the Purchaser owns Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act. If at any time prior to the date on which the Purchaser may resell all of their Underlying Shares without volume restrictions pursuant to Rule 144(k) promulgated under the Securities Act (as determined by counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent for the benefit of and enforceable by the Purchaser) the Company is not required to file reports pursuant to such sections, it will prepare and furnish to the Purchaser and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act in the time period that such filings would have been required to have been made under the Exchange Act. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including the legal opinion referenced above in this Section. Upon the request of any such Person, the Company shall deliver to such Person a written certification of a duly authorized officer as to whether it has complied with such requirements.

        3.4 Integration. The Company shall not and shall use its best efforts to ensure that no Affiliate shall sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the issue or sale of the Securities to the Purchaser.


                                       Convertible Debenture Purchase Agreement

        3.5 Increase in Authorized Shares. (a) The Company shall, no later than ninety (90) days following the Initial Closing Date, amend its articles of incorporation in order to increase the number of authorized and available shares of Common Stock to a minimum of 75,000,000 shares of Common Stock.

               (b) At such time as the Company would be, if a notice of conversion or exercise (as the case may be) were to be delivered on such date, precluded from (a) converting the full outstanding principal amount of Debentures (and paying any accrued but unpaid interest in respect thereof in shares of Common Stock) that remain unconverted at such date or (b) honoring the exercise in full of the Warrants due to the unavailability of a sufficient number of shares of authorized but unissued or re-acquired Common Stock, the Board of Directors of the Company shall promptly (and in any case within 30
Business Days from such date) prepare and mail to the shareholders of the Company proxy materials requesting authorization to amend the Company's restated certificate of incorporation to increase the number of shares of Common Stock which the Company is authorized to issue to at least such number of shares as reasonably requested by the Purchaser in order to provide for such number of authorized and unissued shares of Common Stock to enable the Company to comply with its conversion, exercise and reservation of shares obligations as set forth in this Agreement, the Debentures and the Warrants. In connection therewith, the Board of Directors shall (a) adopt proper resolutions authorizing such increase,
(b) recommend to and otherwise use its best efforts to promptly and duly obtain stockholder approval to carry out such resolutions (and hold a special meeting of the shareholders no later than the 60th day after delivery of the proxy materials relating to such meeting) and (c) within 5 Business Days of obtaining such shareholder authorization, file an appropriate amendment to the Company's certificate of incorporation to evidence such increase.

        3.6 Listing of Underlying Shares. The Company will use its best efforts to list the Common Stock for trading on the Nasdaq SmallCap Market or Nasdaq National Market as soon as possible after the Closing Date. The Purchaser understands that the Company does not currently meet the requirements for initial listing of the Common Stock on either the Nasdaq National Market or the Nasdaq SmallCap Market. If the Common Stock hereafter is listed for trading on the Nasdaq National Market, Nasdaq SmallCap Market, American Stock Exchange or New York Stock Exchange (each, a "Subsequent Market"), or any other national securities market or exchange), then the Company shall (1) take all necessary steps to list the Underlying Shares thereon, including the preparation of any required additional listing applications therefor covering at least the sum of
(i) two times the number of Underlying Shares as would be issuable upon a conversion in full of the then outstanding principal amount of Debentures (plus all Underlying Shares are issuable as payment of interest thereon, assuming all such interest were paid in shares of Common Stock) and upon exercise in full of the then unexercised portion of the Warrants and (2) provide to the Purchaser evidence of such listing, and the Company shall thereafter maintain the listing of its Common Stock on such exchange or market as long as Underling Shares are issuable and/or outstanding.


                                      Convertible Debenture Purchase Agreement

        3.7 Conversion Procedures. The Transfer Agent Instructions, Conversion Notice (as defined in Exhibit A) and Notice of Exercise under the Warrants set forth the totality of the procedures with respect to the conversion of the Debentures and exercise of the Warrants, including the form of legal opinion, if necessary, that shall be rendered to the Company's transfer agent and such other information and instructions as may be reasonably necessary to enable the Purchaser and Opportunity, as the case may be, to convert Debentures and exercise the Warrants as contemplated therein.

        3.8 Purchaser's Rights if Trading in Common Stock is Suspended or Delisted. If at any time while the Purchaser (or any assignee thereof) owns any Securities, the Common Stock is not Actively Traded (as defined herein) (or, if after the Initial Closing Date, the Common Stock is listed for trading on any Subsequent Market, if the Common Stock is delisted or suspended from trading on such Subsequent Market, other than as a result of the suspension of trading in securities on such Subsequent Market generally, or temporary suspensions pending the release of material information), then, notwithstanding anything to the contrary contained in any Transaction Document, at the Purchaser's option exercisable by written notice to the Company, the Company shall repay the entire principal amount of then outstanding Debentures (and all accrued and unpaid interest thereon) and redeem all then outstanding Underlying Shares then held by the Purchaser, at an aggregate purchase price equal to the sum of (I) the aggregate outstanding principal amount of Debentures then held by the Purchaser divided by the Conversion Price on (a) the day prior to the date of such suspension or delisting, (b) the day of such notice or (c) the date of payment in full of the repurchase price calculated under this Section, whichever is less, and multiplied by the Market Price preceding (x) the day prior to the date of such suspension or delisting, (y) the day of such notice and (z) the date of payment in full of the repurchase price calculated under this Section, whichever is greater, (II) the aggregate of all accrued but unpaid interest and other non-principal amounts (including liquidated damages, if any) then payable in respect of all Debentures to be repaid, (III) the number of Underlying Shares then held by the Purchaser multiplied by the Market Price immediately preceding (x) the day prior to the date of such suspension or delisting, (y) the date of the notice or (z) the date of payment in full by the Company of the repurchase price calculated under this Section, whichever is greater, and (IV) interest on the amounts set forth in I - III above accruing from the 5th day after such notice until the repurchase price under this Section is paid in full at the rate of 15% per annum. As used herein, "Actively Traded" shall mean that (a) the average value of the shares of Common Stock traded on the OTC Bulletin Board in each week, measured over a four (4) week period, on a rolling basis, equals or exceeds $80,000 and (b) there are no fewer than ten (10) market makers actively making a market in the Common Stock.

        3.9 Use of Proceeds. The Company shall use all of the net proceeds from the sale of the Securities for working capital and general corporate purposes and not for the satisfaction of any Company debt or to redeem Company any equity or equity-equivalent securities. Pending application of the proceeds of this placement in the manner permitted hereby the Company will invest such proceeds in interest bearing accounts and/or short-term, investment grade interest bearing securities.

                                     Convertible Debenture Purchase Agreement

        3.10 Notice of Breaches. Each of the Company and the Purchaser shall give prompt written notice to the other of any breach by it of any representation, warranty or other agreement contained in any Transaction Document, as well as any events or occurrences arising after the date hereof, which would reasonably be likely to cause any representation or warranty or other agreement of such party, as the case may be, contained in the Transaction Document to be incorrect or breached as of such Closing Date. However, no disclosure by either party pursuant to this Section shall be deemed to cure any breach of any representation, warranty or other agreement contained in any Transaction Document.

        Notwithstanding the generality of the foregoing, the Company shall promptly notify the Purchaser of any notice or claim (written or oral) that it receives from any lender of the Company to the effect that the consummation of the transactions contemplated by the Transaction Documents violates or would violate any written agreement or understanding between such lender and the Company, and the Company shall promptly furnish by facsimile to the holders of the Debentures a copy of any written statement in support of or relating to such claim or notice.

        3.11 Conversion and Exercise Obligations of the Company. The Company shall honor conversions of the Debentures and exercises of the Warrants and shall deliver Underlying Shares in accordance with the respective terms and conditions and time periods set forth in the Debentures and the Warrants.

        3.12 Right of First Refusal; Subsequent Registrations; Certain Corporate Actions. (a) The Company shall not, directly or indirectly, without the prior written consent of Encore Capital Management, L.L.C. ("Encore"), offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition) any of its or its Affiliates' equity or equity-equivalent securities or any instrument that permits the holder thereof to acquire Common Stock at any time over the life of the security or investment at a price that is less than the market price of the Common Stock at the time of issuance of such security or investment (a "Subsequent Financing") for a period of 180 days after the later to occur of the second Subsequent Closing Date or the tenth (10th) day after the date that the Company is precluded hereunder from delivering a Subsequent Closing Notice, except (i) the granting of options or warrants to employees, officers and directors, and the issuance of shares upon exercise of options granted, under any stock option plan heretofore or hereinafter duly adopted by the Company,
(ii) shares issued upon exercise of any currently outstanding warrants and upon conversion of any currently outstanding convertible preferred stock in each case disclosed in Schedule 2.1(c), and (iii) shares of Common Stock issued upon conversion of Debentures, as payment of interest thereon, or upon exercise of the Warrants in accordance with their respective terms, unless (A) the Company delivers to Encore a written notice (the "Subsequent Financing Notice") of its intention to effect such Subsequent Financing, which Subsequent Financing Notice shall describe in reasonable detail the proposed terms of such Subsequent Financing, the amount of proceeds intended to be raised thereunder, the Person with whom such Subsequent Financing shall be affected, and attached to which shall be a term sheet or similar document relating thereto

                                      Convertible Debenture Purchase Agreement
and (B) Encore shall not have notified the Company by 5:00 p.m. (New York City time) on the tenth (10th) Trading Day after its receipt of the Subsequent Financing Notice of its willingness to cause the Purchaser to provide (or to cause its sole designee to provide), subject to completion of mutually acceptable documentation, financing to the Company on substantially the terms set forth in the Subsequent Financing Notice. If Encore shall fail to notify the Company of its intention to enter into such negotiations within such time period, the Company may effect the Subsequent Financing substantially upon the terms and to the Persons (or Affiliates of such Persons) set forth in the Subsequent Financing Notice; provided, that the Company shall provide Encore with a second Subsequent Financing Notice, and Encore shall again have the right of first refusal set forth above in this paragraph (a), if the Subsequent Financing subject to the initial Subsequent Financing Notice shall not have been consummated for any reason on the terms set forth in such Subsequent Financing Notice within thirty (30) Trading Days after the date of the initial Subsequent Financing Notice with the Person (or an Affiliate of such Person) identified in the Subsequent Financing Notice.

               (b) Except Underlying Shares and other "Registrable Securities" (as such term is defined in the Registration Rights Agreement) to be registered in accordance with the Registration Rights Agreement, and other than Company securities to be registered for resale in connection with financings permitted pursuant to paragraph (a)(i) through (iii) of this Section (other than the registration of securities on behalf of investment consultants of the Company), the Company shall not, without the prior written consent of the Purchaser, (i) issue or sell any of its or any of its Affiliates' equity or equity-equivalent securities pursuant to Regulation S promulgated under the Securities Act, or
(ii) register for resale any securities of the Company for a period of not less than 90 Trading Days after the date that the Underlying Securities Registration Statement is declared effective by the Commission. Any days that the Purchaser is unable to sell Underlying Shares under the Underlying Securities Registration Statement shall be added to such 90 Trading Day period for the purposes of (i) and (ii) above.

                      (c) As long as there are Debentures outstanding, the Company shall not and shall cause the Subsidiaries not to, without the consent of the holders of the Debentures, (i) amend its certificate of incorporation, bylaws or other charter documents so as to adversely affect any rights of the holders of Debentures; (ii) repay, repurchase or offer to repay, repurchase or otherwise acquire shares of its Common Stock other than as to the Underlying Shares; or
(iii) enter into any agreement with respect to any of the foregoing.

        3.13 Transfer of Intellectual Property Rights. Except in connection with the sale of all or substantially all of the assets of the Company that are covered under the Debentures, the Company shall not transfer, sell or otherwise dispose of, any Intellectual Property Rights, or allow the Intellectual Property Rights to become subject to any Liens, or fail to renew such Intellectual Property Rights (if renewable and would otherwise expire), without the prior written consent of the Purchaser.


                                     Convertible Debenture Purchase Agreement

        3.14 Certain Securities Laws Disclosures; Publicity. (a) The Company shall timely file with the Commission a Form D promulgated under the Securities Act as required under Regulation D promulgated under the Securities Act and provide a copy thereof to the Purchaser promptly after the filing thereof. The Company shall (i) issue a press release acceptable to the Purchaser disclosing the transactions contemplated hereby within three (3) Business Days after the Closing Date and (ii) file a Report on Form 8-K disclosing this Agreement and the transactions contemplated hereby within ten (10) Business Days after the Closing Date.

               (b) In furtherance and in addition to the obligation of the Company set forth in Section 3.14(a) above, the Company and the Purchaser shall consult with each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and neither party shall issue any such press release or otherwise make any such public statement without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law, in which such case the disclosing party shall provide the other party with prior notice of such public statement.

        3.15 Security Documents. Simultaneously with the execution of this Agreement, the Company and the Purchaser shall amend (the "Amendment") the Security Agreement, dated as of June 29, 1998, by and between the Company and the Purchaser to provide that the obligations of the Company pursuant to the Transaction Documents will be deemed to be part of the Obligations (as defined in such Security Agreement) of the Company thereunder. Promptly after the Initial Closing Date, the Company shall file all UCC Financing Statements and other evidences of the Obligations (as so amended) as the Purchaser shall reasonably request.


                                          ARTICLE IV
                                          CONDITIONS

               4.1 Conditions Precedent to the Obligation of the Purchaser to Purchase Debentures in a Subsequent Closing. The obligation of the Purchaser to acquire and pay for Debentures pursuant to a Subsequent Closing Notice is subject to the satisfaction or waiver by the Purchaser, at or before the applicable Subsequent Closing Date of each of the following conditions:

                      (i) Initial Closing. The Initial Closing shall have occurred;

                      (ii) Accuracy of the Company's Representations and Warranties. The representations and warranties of the Company contained herein and in the Registration Rights Agreement shall be true and correct in all material respects as of the date when made and as of the applicable Subsequent Closing Date as though made on and as of such date;

                      (iii) Performance by the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required

                                    Convertible Debenture Purchase Agreement
by this Agreement and the Registration Rights Agreement to be performed, satisfied or complied with by the Company;

                      (iv) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court of governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement or the Registration Rights Agreement relating to the issuance or conversion of any of the Debentures or exercise of the Warrants;

                      (v) Litigation. No material litigation shall have been instituted or threatened against the Company between the Initial Closing Date and the applicable Subsequent Closing Date;

                      (vi) Active Trading. The Common Stock shall be Actively Trading;

                      (vii)  Reservation of Shares of Common Stock.   The
Company shall have duly reserved the number of Underlying Shares required by this Agreement to be reserved for issuance upon conversion of Debentures and payment of interest thereon and exercise of the Warrants;

                      (viii) Delivery of Debentures. The Company shall have delivered to the Purchaser or its designee the Debentures, registered in the name of the Purchaser or its designee, each in form satisfactory to the Purchaser;

                      (ix) Purchase Orders, Sales or Contracts. The Company shall have delivered to the Purchaser evidence satisfactory to the Purchaser of one or more sales, purchase orders or contracts, each subsequent to the Initial Closing Date, by or between the Company and one or more third parties unaffiliated with the Company, of goods or for services or licensing fees, as the case may be, in an aggregate amount equal to or in excess of $100,000; and

                      (x) Officer's Certificate. The Company shall deliver to the Purchaser an Officer's Certificate dated the applicable Subsequent Closing Date and signed by an executive officer of the Company confirming the accuracy of the Company's representations, warranties and covenants as of the applicable Subsequent Closing Date and confirming the compliance by the Company with the conditions precedent set forth in this Section 4.1 as of the applicable Subsequent Closing Date.



                                           ARTICLE V
                                         MISCELLANEOUS

               5.1 Fees and Expenses. The Company shall pay the Purchaser (a) at the Initial Closing, $7,500 for its legal fees and disbursements in connection with the preparation and

                                       Convertible Debenture Purchase Agreement
negotiation of the Transaction Documents and for its due diligence expenses and disbursements in connection therewith and (b) at each Subsequent Closing, $2,000 for its legal and due diligence expenses in connection with such Subsequent Closing. Other than the amounts contemplated by the immediately preceding sentence, and except as set forth in the Registration Rights Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Debentures pursuant hereto. The Purchaser shall be responsible for its own respective tax liability that may arise as a result of the investment hereunder or the transactions contemplated by this Agreement.

               5.2 Entire Agreement; Amendments. This Agreement, together with the Exhibits and Schedules hereto, the Debentures, the Security Agreement, the Registration Rights Agreement and the Warrants contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters.

               5.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 7:00 p.m. (New York City time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in the Purchase Agreement later than 7:00 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

        If to the Company:              InnovaCom, Inc.
                                        3400 Garrett Drive
                                        Santa Clara, CA 95054
                                        Facsimile No.: (408) 727-8778
                                        Attn: Stanton Creasey

        With copies to:                 Bartel Eng Linn & Schroder
                                        300 Capitol Mall, Suite 1100
                                        Sacramento, CA 95814
                                        Facsimile No.: (916) 442-3442
                                        Attn: Scott Bartel

        If to Purchaser:                JNC Strategic Fund Ltd.
                                        c/o Olympia Capital (Cayman) Ltd.

                                   Convertible Debenture Purchase Agreement

                                        Williams House, 20 Reid Street
                             Hamilton HM11, Bermuda
                          Facsimile No.: (441) 295-2305
                                 Attn: Director

        With copies to:                 Encore Capital Management, L.L.C.
                                        12007 Sunrise Valley Drive, Suite 460
                                        Reston, VA  20191
                                        Facsimile No.:  (703) 476-7711
                                        Attn: Managing Member

                                      -and-

                                        Robinson Silverman Pearce Aronsohn &
                                        Berman LLP
                                        1290 Avenue of the Americas
                                        New York, NY 10104
                                        Facsimile No.:  (212) 541-4630
                                        Attn: Eric L. Cohen


or such other address as may be designated in writing hereafter, in the same manner, by such Person.

               5.4 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by both the Company and the Purchaser; or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

               5.5 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

               5.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser. Except as set forth in Section 3.1(a), the Purchaser may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Company. The assignment by a party of this Agreement or any rights hereunder shall not affect the obligations of such party under this Agreement.

                                Convertible Debenture Purchase Agreement

               5.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and, other than with respect to Opportunity, who is entitled to rely on the truth and accuracy of the Company's representations and warranties set forth herein and to enforce the agreements of the Company set forth in Article III, and to permitted assignees under Section 5.6, is not for the benefit of, nor may any provision hereof be enforced by, any other person.

               5.8 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

               5.9 Survival. The representations, warranties, agreements and covenants contained in this Agreement shall survive the Closing and the and conversion of the Debentures and exercise of the Warrants.

               5.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

               5.11 Severability. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affecting or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

                          [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                                    SIGNATURE PAGE FOLLOWS]

                                  Convertible Debenture Purchase Agreement



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               IN  WITNESS   WHEREOF,   the  parties  hereto  have  caused  this
Convertible Debenture Purchase Agreement to be duly executed by their respective authorized persons as of the date first indicated above.


                                    INNOVACOM, INC.



                         By:___________________________
                                      Name:
                                       Title:


                                    JNC STRATEGIC FUND LTD.



                         By:___________________________
                                      Name:
                                       Title:


                            Convertible Debenture Purchase Agreement